UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 15, 2013
Date of Report (Date of earliest event reported)
IMMUNOTECH LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-57514	95-4834274

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

120 W. Pomona Ave. Monrovia, California	91016

(Address of principal executive offices)	(Zip Code)
(818) 409-9091
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06                    Shell Company Status

The Company is NOT a a reporting “shell company, as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended. It is the determination of management and counsel Immunotech Laboratories Inc. F/K/A International Technology Systems Inc. F/K/A International Telecommuication, Inc. F/K/A EarthNetMedia Inc. has not nor has ever been a “shell” company.

Item 9.01                    Financial Statements and Exhibits

d) Exhibit. See Attached

Exhibit

Number               Description

99.1                      Press Release

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOTECH LABORATORIES, INC.
Date: November 15, 2013	By:	/s/ Harry Zhabilov
Harry Zhabilov
President